UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------
                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    January 23, 2006
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                        TUMBLEWEED COMMUNICATIONS CORP.
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            (Exact name of registrant as specified in its charter)

            Delaware                000-26223                     94-3336053
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 (State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

 700 Saginaw Drive, Redwood City, California                         94063
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  (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code       (650) 216-2000
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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1.01     Entry into a Material Definitive Agreement.

         On January 23, 2006, Tumbleweed Communications Corp. ("Tumbleweed") and James P. Scullion executed an employment agreement (the "Employment Agreement") in connection with Mr. Scullion's appointment as Tumbleweed's Chief Executive Officer.

         According to the terms of the Employment Agreement, Mr. Scullion is entitled to a base salary of $350,000 on an annualized basis, and will be eligible for a quarterly performance bonus with an annual target amount equivalent to 50% of Mr. Scullion's base salary. The actual bonus payout will be determined by the Compensation Committee and based upon achievement of mutually agreed upon performance objectives. Additionally, Mr. Scullion will receive an option to purchase 2,250,000 shares of Tumbleweed common stock, with 20% of the shares vesting immediately on the date of grant, and the remainder vesting in equal installments on each subsequent month thereafter during a 38 month period contingent upon Mr. Scullion's continued employment with Tumbleweed on the applicable vesting dates. The Employment Agreement also provides that if Mr. Scullion is terminated from his position as Chief Executive Officer for any reason other than "cause" (as defined therein), death or disability, or Mr. Scullion terminates his employment as Chief Executive Officer following a "constructive termination" (as defined therein), he will be entitled to: (i) continuation of his then-current base salary for one year; (ii) continued vesting of his then-outstanding stock options for one year; and (iii) continuation of his health benefits for one year. Further, if a "change of ownership control" (as defined therein) occurs during Mr. Scullion's tenure as Chief Executive Officer, and within twelve months either Mr. Scullion's employment is terminated or a "constructive termination" occurs, 100% of Mr. Scullion's then-outstanding stock options will accelerate and vest immediately. If a "change of ownership control" occurs during the first two years of Mr. Scullion's employment, he will also be eligible for a tax gross-up payment.

         The foregoing is a summary description of certain terms of the Employment Agreement and is qualified entirely by the text of the Employment Agreement, a copy of which is attached to this Current Report on Form 8-K as
Exhibit 10.1 and incorporated herein by reference.


9.01     Financial Statements and Exhibits

(c) Exhibits.

     10.1 Employment Agreement dated January 23, 2006 between Tumbleweed and James P. Scullion.



                                      2
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TUMBLEWEED COMMUNICATIONS CORP.


                                           By:  /s/ James J. MacDonald
                                               ------------------------------
                                           Name:    James J. MacDonald
                                           Title:   Assistant Secretary


Date:  January 27, 2006

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                                 EXHIBIT INDEX


  EXHIBIT NO.                           DESCRIPTION
  -----------                           -----------

     10.1 Employment Agreement dated January 23, 2006 between Tumbleweed and James P. Scullion.